UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2007

(Exact name of registrant as specified in its charter)

Delaware	000-15817	11-2849283
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Whitehall Street
New York, NY    10004
(Address of principal executive offices including zip code)

(212) 376-0300
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

The Topps Company announced today that its Board of Directors has declared a regular quarterly cash dividend of $0.04 per share, payable on February 1, 2007 to shareholders of record on January 23, 2007.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.
99.1	Press Release dated January 9, 2007

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2007	The Topps Company, Inc. Registrant

/s/ Catherine K. Jessup Catherine K. Jessup Vice President-CFO and Treasurer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated January 9, 2007 Also provided in PDF format as a courtesy.